SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549




                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported):
                          August 27, 1998


                    Baker Hughes Incorporated
       (Exact name of registrant as specified in charter)




           Delaware                1-9397         76-0207995
 (State or other jurisdiction   (Commission     (IRS Employer
       of incorporation)        File Number)  Identification No.)



      3900 Essex Lane, Houston, Texas                77027
 (Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code:(713)439-8600



     Item 8.  Change in Fiscal Year.

     Effective August 27, 1998, the Board of Directors of Baker Hughes Incorporated (the "Company") determined to change the Company's fiscal year-end from September 30 to December 31. A report on Form 10-Q, covering the three-month transition period ending December 31, 1997, will be filed with the Securities and Exchange Commission in accordance with its rules and regulations.

     The Press Release dated September 8, 1998, relating to the change of the fiscal year, is attached as Exhibit A and is incorporated herein by reference.




                         SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BAKER HUGHES INCORPORATED




Date:  September 11, 1998        By: /s/ Lawrence O'Donnell, III
                                     ---------------------------
                                     Lawrence O'Donnell, III
                                     Vice President and
                                     General Counsel